UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2026

Chaince Digital Holdings Inc.
(Exact Name of Registrant as Specified in Charter)
Cayman Islands	001-36896	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, Floor 41, New York, NY 10020

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 678-9653

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value US$0.004 per share	CD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2026, Chaince Digital Holdings Inc. (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with Sentinel Strategic Holdings LP (“Sentinel”), pursuant to which the Company subscribed for a Class A Limited Partnership Interest in Sentinel and made a capital commitment of US$20.0 million. The Company’s subscription was accepted on behalf of Sentinel by Sentinel Strategic Holdings GP Ltd., its general partner.

Pursuant to the Subscription Agreement, the Company’s capital commitment was required to be funded upon receipt of drawdown notices from Sentinel’s general partner. After receiving a drawdown notice for the full amount of its US$20.0 million capital commitment, the Company funded its capital commitment in full on October 5, 2026.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

This report on Form 8-K is incorporated by reference into the Company’s Registration Statement on Form F-3 filed with the Securities and Exchange Commission on May 20, 2025 and last amended on June 26, 2025 (Registration No. 333-287428).

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement between Chaince Digital Holdings Inc. and Sentinel Strategic Holdings LP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2026

CHAINCE DIGITAL HOLDINGS INC.

By:	/s/ Shi Qiu
Name:	Shi Qiu
Title:	Chief Executive Officer